                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                  MARCH 11, 2002


                        THE INTERNET ADVISORY CORPORATION
             (Exact name of registrant as specified in its charter)



         UTAH                           0-16665                   87-042635
State or other jurisdiction      (Commission File Number)      (IRS Employer
  of incorporation or                                        Identification No.)
    organization)


                     150 E. 58TH STREET, NEW YORK, NY 10022

               (Address of principal executive offices)(Zip Code)


                                 (212) 421-8480
              (Registrant's Telephone Number, Including Area Code)



                                       N/A
         (Former Name or Former Address, If Changed since Last Report.)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Go West Entertainment, Inc.

(b)      Pro Forma Financial Information.

(c)      Exhibits

2.1 Acquisition Agreement dated March 11, 2002 by and among Registrant, Go West Entertainment Inc. and the shareholders of Go West Entertainment Inc.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE INTERNET ADVISORY CORPORATION



Dated: May 28, 2002                   By: /s/Richard Goldring
                                          --------------------------------------
                                             Richard Goldring
                                             President & Chief Executive Officer

ITEM 7(a) FINANCIAL STATEMENT OF GO WEST ENTERTAINMENT, INC.

                          Index to Financial Statements

                                                                                 PAGE
                                                                                 ----
Independent Auditor's Report - Radin, Glass & Co., LLP .........................  4
Balance Sheet as of December 31, 2001...........................................  5
Statement of Operations for the period May 11, 2001 (inception)
         to December 31, 2001...................................................  6
Statement of Shareholder's Deficiency for the period
         May 11, 2001 (inception) to December 31, 2001..........................  7
Statement of Cash Flows for the period May 11, 2001 (inception)
         to December 31, 2001...................................................  8
Notes to Financial Statements...................................................  9

                          INDEPENDENT AUDITOR'S REPORT

                                  May 14, 2002


To the Board of Directors and Shareholders
Go West Entertainment, Inc.


We have audited the accompanying balance sheet of Go West Entertainment, Inc. as of December 31, 2001, and the related statement of operations, stockholders' deficiency and cash flows for period ended May 11, 2001 (inception) to December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Go West Entertainment, Inc. as of December 31, 2001 and the results of its operations and its cash flows for the period ended May 11, 2001 (inception) to December 31, 2001 in conformity with accounting principles generally accepted in the United States.

                                            Radin Glass & Co., LLP
                                            ----------------------------
                                            Radin Glass & Co., LLP

                                            Certified Public Accountants
                                            New York, New York

                           GO WEST ENTERTAINMENT, INC.

                                  BALANCE SHEET

                                DECEMBER 31, 2001

                        ASSETS
                        ------
CURRENT ASSETS:

Cash                                                                                   $-
                                                                                ---------
Total Current Assets                                                                   --

LEASEHOLD IMPROVEMENTS                                                             17,338

SECURITY DEPOSIT                                                                  250,000
                                                                                ---------
                                                                                $ 267,338
                                                                                =========


        LIABILITIES AND STOCKHOLDERS' DEFICIENCY
        ----------------------------------------

CURRENT LIABILITIES:

   Accounts payable                                                               111,232

   Loan payable - related party                                                   263,255
                                                                                ---------
      Total Current Liabilities                                                   374,487

STOCKHOLDERS' DEFICIENCY

Preferred stock, $.001 par value, 5,000,000 shares authorized
   -0- shares issued and outstanding                                                   --
Common stock, $.001 par value; 25,000,000 shares authorized,
7,500,000 issued and outstanding
                                                                                    7,500

Additional paid-in capital                                                             --
Deficit accumulated during development stage
                                                                                 (114,649)
                                                                                ---------
Total Stockholder's deficiency                                                   (107,149)
                                                                                ---------
                                                                                $ 267,338
                                                                                =========



                                  See notes to
                              financial statements

                           GO WEST ENTERTAINMENT, INC.

                             STATEMENT OF OPERATIONS

                                         May 11, 2001
                                         (inception) to
                                         December 31,
                                             2001
NET SALES                                         $-

COST OF GOODS SOLD                                --
                                           ---------

GROSS PROFIT                                      --

GENERAL AND ADMINISTRATIVE EXPENSES          114,638
                                           ---------

NET LOSS FROM OPERATIONS                    (114,638)

INTEREST EXPENSE                                 (11)
                                           ---------

NET LOSS BEFORE INCOME TAXES                (114,649)

PROVISION FOR INCOME TAXES                        --
                                           ---------

NET LOSS                                   $(114,649)
                                           =========

                                    See notes
                            to financial statements.

                           GO WEST ENTERTAINMENT, INC.

                      STATEMENT OF STOCKHOLDER'S DEFICIENCY


                                             Preferred Stock        Common Stock         Additional                    Total
                                             ----------------    -------------------      Paid in     Accumulated   Stockholders
                                             Shares    Amount     Shares      Amount      Capital       Deficit       Deficit
                                             ------    ------    ---------    ------     ----------    ---------     ---------
Balance as of May 11, 2001 (inception)                 $    -            -    $    -     $        -    $       -     $       -
                                                  -

Common stock issued to shareholders                         -    7,500,000     7,500              -            -         7,500
                                                  -

Net loss                                          -         -            -         -              -     (114,649)     (114,649)
                                             ------    ------    ---------    ------     ----------    ---------     ---------

Balance as of December 31, 2001                   -    $    -    7,500,000    $7,500              -    $(114,649)    $(107,149)
                                             ======    ======    =========    ======     ==========    =========     =========


                       See notes to financial statements.

                           GO WEST ENTERTAINMENT, INC
                             STATEMENT OF CASH FLOWS


                                                                    May 11, 2001
                                                                   (inception) to
                                                                     December 31,
                                                                        2001
                                                                     -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss                                                          $(114,649)

   Adjustments to reconcile net loss to net cash used
      in operating activities:
   Accounts payable                                                    111,231
                                                                     ---------

NET CASH PROVIDED BY (USED) IN OPERATIONS                               (3,418)
                                                                     ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
         Purchases of capital expenditures                             (17,338)
         Security deposits                                            (250,000)
                                                                     ---------

NET CASH USED IN INVESTING ACTIVITIES                                 (267,338)
                                                                     ---------

CASH PROVIDED BY FINANCING ACTIVITIES:
         Common stock issued to shareholders                             7,500
Loan payable - related party                                           263,255
                                                                     ---------

NET CASH PROVIDED BY FINANCING ACTIVITIES                              270,755
                                                                     ---------

NET INCREASE IN CASH                                                        (1)

CASH, beginning of the period                                               --
                                                                     ---------

CASH, end of the period                                              $      (1)
                                                                     =========

Supplemental disclosures of cash flow information:

         Interest paid                                               $      11
         Taxes paid                                                         --

                           GO WEST ENTERTAINMENT, INC.

                          NOTES TO FINANCIAL STATEMENTS

                  MAY 11, 2001 (INCEPTION) TO DECEMBER 31, 2001


NOTE 1.  ORGANIZATION

The Go West Entertainment, Inc. (the "Company") is a New York State corporation, formed in May 2001 and is located in New York, NY. The Company was established to own and operate upscale adult entertainment nightclubs.


NOTE 2.  CAPITALIZATION

The Company has authorized 30,000,000 shares of stock of which 25,000,000 shares are designated as common stock and 5,000,000 shares as preferred stock. The preferred stock may be issued from time to time when expressly authorized by the Board of Directors.

NOTE 3.  SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

Leasehold Improvements

Leasehold improvements are stated at cost. Maintenance and repairs are charged to expenses as incurred. Depreciation is provided for over the estimated useful lives of the individual assets using straight-line methods.

Income Taxes

The Company utilizes the liability method of accounting for income taxes as set forth in SFAS 109, "Accounting for Income Taxes." Under the liability method, deferred taxes are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported

                           GO WEST ENTERTAINMENT, INC.

                          NOTES TO FINANCIAL STATEMENTS

                  MAY 11, 2001 (INCEPTION) TO DECEMBER 31, 2001


amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

The carrying amounts reported in the balance sheet for cash, receivables, and accrued expenses approximate fair value based on the short-term maturity of these instruments.

NOTE 4   LEASEHOLD IMPROVEMENTS

At December 31, 2001, leasehold improvements consist of the following:

                                                     2001
         Leasehold improvements                     $17,338
         Less:  accumulated depreciation                  -
                                                    $17,338
                                                    -------

Leasehold improvements are depreciated over the life of the lease, which is 20 years. There was no depreciation expense for the year ended December 31, 2001.

Note 5.  Related-Party Transactions

The Company entered into a License Agreement ("Agreement") dated August 15, 2001 and amended as of March 3, 2002 with a related party Heir Holding Co., Inc. ("Heir"). Heir is the owner of the property rights respecting the name "Scores" which is a recognized name in the adult entertainment industry. According to the terms of the Agreement, the Company has the right and license to use certain "Scores" trademarks in New York city in connection with the operation of up to three adult entertainment nightclubs and the retail sale of commercial merchandise. The Company is also obligated to pay annual royalty fee of $520,000 to Heir.

As of December 31, 2001, the Company borrowed $263,255 from the related entities. The loan is payable on demand.

                           GO WEST ENTERTAINMENT, INC.

                          NOTES TO FINANCIAL STATEMENTS

                  MAY 11, 2001 (INCEPTION) TO DECEMBER 31, 2001


NOTE 6.  INCOME TAXES

As a result of the Company's net losses in 2001, no federal income taxes were paid.

NOTE 7.  OPERATING LEASES

The Company is leasing office space pursuant to a lease agreement dated October 3, 2001 and commences June 1, 2002 for a twenty-year term with an option to buy the premises at any time prior to December 2003. The lease expires in February 2007. Go West is entitled to 50% base rental deferral in the first year or the period commencing on June 1, 2002 and ending the day operations begin if no default occurs. The amount deferred shall be payable as additional rent during the second year of operations.

The future minimum annual lease commitments are as follows:

         2002                     $408,333
         2003                      728,000
         2004                      757,120
         2005                      787,405
         2006                      818,904

There was no rent expense for the year ended December 31, 2001. Pursuant to the terms of the lease, the Company is obligated to fund another $750,000 of security deposits by May 15, 2002.

NOTE 8. SUBSEQUENT EVENT

On March 11, 2002, the Company and its shareholders entered into an Acquisition Agreement ("Acquisition") with The Internet Advisory Corporation ("TIAC"). Pursuant to the Acquisition, TIAC acquires 7,500,000 shares of common stock owned by the shareholders of the Company in exchange for 10,000,000 shares of TIAC's common stock, making the Company a wholly owned subsidiary of TIAC.

                                    ITEM 7(b)

                   Pro Forma financial Statements (Unaudited)


                          Index to Financial Statements

                                                                Page
                                                                ----
Balance Sheet as of December 31, 2001 .........................  13
Statement of Operations for the year ended
         December 31, 2001 ....................................  14
Notes to Financial Statements .................................  15

                   PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

               THE INTERNET ADVISORY CORPORATION AND SUBSIDIARIES
                             PRO FORMA BALANCE SHEET
                                DECEMBER 31, 2001

                                                                                                                        Pro-forma
                                                           The Internet                                                The Internet
                                                             Advisory          Go West                                  Advisory
                                                            Corporation   Entertainment, Inc.    Debits      Credits   Corporation
                    ASSETS
CURRENT ASSETS:
     Cash                                                   $   18,626       $         -                               $    18,626
     Notes receivable                                           10,000                                                      10,000
                                                            ----------       -----------                               -----------
         Total current assets                                   28,626                 -                                    28,626

LEASEHOLD IMPROVEMENTS,
     FURNITURE AND EQUIPMENT, NET                               48,763            17,338                                    66,101

REORGANIZATION VALUE IN EXCESS OF
     AMOUNTS ALLOCABLE TO IDENTIFIABLE
     ASSETS                                                      9,814                 -                                     9,814

SECURITY DEPOSITS                                                2,667           250,000                                   252,667
                                                            ----------       -----------                               -----------
                                                            $   89,870       $   267,338                               $   357,208
                                                            ==========       ===========                               ===========

         LIABILITIES AND DEFICIENCY IN ASSETS

CURRENT LIABILITIES:
     Accounts payable                                       $        -       $   111,232                               $   111,232
     Related party payable                                      35,000           263,255                                   298,255
     Current portion of prepetition debt                        14,991                 -                                    14,991
     Current portion of prepetition debt-related party           6,875                 -                                     6,875
     Accrued expenses                                           94,124                 -                                    94,124
                                                            ----------       -----------                               -----------
         Total current liabilities                             150,990           374,487                                   525,477

PREPETITION LONG TERM DEBT                                      22,178                 -                                    22,178

DEFICIENCY IN ASSETS
     Common stock                                                4,602             7,500          7,500       10,000        14,602
     Additional paid in capital                                      -                 -          7,500        7,500             -
     Deficit                                                   (87,900)         (114,649)         2,500                   (205,049)
                                                            ----------       -----------                               -----------
         Total deficiency in assets                            (83,298)         (107,149)                                 (190,447)
                                                            ----------       -----------                               -----------
                                                            $   89,870       $   267,338                               $   357,208
                                                            ==========       ===========                               ===========


       See notes to Pro Forma Financial Statements for the acquisition of
                          Go West Entertainment, Inc.

                   PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

               THE INTERNET ADVISORY CORPORATION AND SUBSIDIARIES
                        PRO FORM STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                                                      Pro-forma
                                                   The Internet                                                      The Internet
                                                     Advisory          Go West                                         Advisory
                                                   Corporation    Entertainment, Inc.      Debits       Credits      Corporation
NET SALES                                           $ 300,026                $-                                       $  300,026

COST OF GOODS SOLD                                     89,290                --                                           89,290
                                                    ---------         ---------                                       ----------
GROSS PROFIT                                          210,736                --                                          210,736

GENERAL AND ADMINISTRATIVE EXPENSES                   403,715           114,638                                          518,353

REORGANIZATION EXPENSES                                73,231                --                                           73,231
                                                    ---------         ---------                                       ----------
NET LOSS FROM OPERATIONS                             (266,210)         (114,638)                                        (380,848)

OTHER INCOME (EXPENSE):
    Interest expense                                      257                11                                              268
                                                    ---------         ---------                                       ----------
NET LOSS BEFORE INCOME TAXES                         (266,467)         (114,649)                                        (381,116)

PROVISION FOR INCOME TAXES                                  0                --                                                0
                                                    ---------         ---------                                       ----------
NET LOSS BEFORE EXTRAORDINARY GAIN                   (266,467)         (114,649)                                        (381,116)

EXTRAORDINARY GAIN ON BANKRUPTCY
    RESTRUCTURING NET OF $0 IN
    INCOME TAXES                                      443,195                --                                          443,195
                                                    ---------         ---------                                       ----------
NET INCOME (LOSS)                                   $ 176,728         $(114,649)                                      $   62,079
                                                    =========         =========                                       ==========
Net loss per share before extraordinary gain                                                                          $    (0.03)
Net gain per share extraordinary gain                                                                                 $     0.03
                                                                                                                      ----------
Net income per share                                                                                                  $     0.00
                                                                                                                      ==========
Weighted average of common shares used
    in computation                                                                                                    14,601,794
                                                                                                                      ==========


      See notes to Pro Forma Financial Statements for the acquisition of Go
                            West Entertainment, Inc.

                 INTERNET ADVISORY CORPORATION AND SUBSIDIARIES

         NOTES TO PRO FORMA FINANCIAL STATEMENTS FOR THE ACQUISITION OF
                          GO WEST ENTERTAINMENT, INC.
                                  (UNAUDITED)

The accompanying unaudited pro forma financial statements have been in accordance with generally accepted accounting principles for pro-forma information and with the instructions to Form 8-K. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. For further information refer to the financial statements and footnotes thereto included in the Company's annual report on Form 10-KSB for the year ended December 31, 2001.

1.       Business Transaction

On March 11, 2002 the Company exchanged 10,000,000 shares of capital stock for all of the outstanding stock of Go West Entertainment, Inc. (Go West) whose primary asset is a lease on New York City retail space with a deposit of $750,000. Go West has had no operations.

2.       Accounting  Policy

Due to related management and ownership of both Internet Advisory and Go West, for accounting purposes the transaction has been treated as a transaction between entities under common control as described in paragraphs D11 to D18 of Financial Accounting Standard 141 - Business Combinations.

3.       Adjustments to Pro Forma financial statements

The adjustments recorded for the pro forma financial statements are the elimination of the par value of the common stock of Go West for $7,500 and the par value of the common stock issued by Internet Advisory Corporation for $10,000.

4.       Pro Forma financial statements for the stub period

The pro forma financial statements for the stub period January 1, 2002 to March 31, 2002 have not been present since such financial data has been filed as the financial statements for the quarter ended March 31, 2002 with Form 10-QSB of Internet Advisory Corporation on May 20, 2002. The acquisition for the quarter ended March 31, 2002 for the Form 10-QSB has been recorded as of January 1, 2002 using the carrying values of the assets of each company as of that date due to the common control of the registrant and Go West.